REACHING NEW HEIGHTS

Shareholders Annual Meeting

May 16, 2017

LARRY F. MAZZA
President & CEO

MVB FINANCIAL

FORWARD LOOKING STATEMENTS

MVB Financial Corp. has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its subsidiaries. When words such as "believes," "expects," "anticipates," "may," or similar expressions occur in this presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, inability to achieve merger-related synergies, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

MVB FINANCIAL OVERVIEW 2016

(Best Earnings Year Ever)

- **MVB Financial Corp.**
  - Total assets: $1.4B; total loans: $1.1B; total deposits: $1.1B
  - 13 branches, 19 mortgage offices and a central operations center (new branches –Morgantown, WV & Leesburg, VA - 3rd Qtr. 2017)
  - Focused on providing traditional community bank services in attractive markets
  - Two operating companies (MVB Bank and MVB Mortgage)
- **Long standing, invested & experienced management team**
- **Well positioned in our markets**
  - #3 community bank in West Virginia (1)
  - Recent branch expansion into fast-growing DC Metro area
- **Strong & disciplined growth profile**
  - Historical banking growth has been almost 100% organic
    - ❖ 22% loan and 24% deposit CAGRs (2007 – 2016)
    - ❖ **28% net income CAGR (2007-2016)**
  - Exceptional credit quality and robust capital position; no TARP ever taken
  - Strong fee income stream: mortgage –$35.7M(2)
  - Dividend grown to $0.10 from $0.00 in 2007 (dividend current as of 1st Qtr. 2017)


Martinsburg
Charles Town
Morgantown
Fairmont
Clarksburg
Bridgeport
McLean
Ashburn
Reston
Fairfax
WASHINGTON, D.C.
WEST VIRGINIA
VIRGINIA
Greensboro
Raleigh
NORTH CAROLINA
Charlotte
Fayetteville
Wilmington
Supply
Columbia
SOUTH CAROLINA
MVB Bank
MVB Mortgage
MVB Bank & Mortgage

(1) SNL Financial. Ranking by deposits as of 6/30/2016 – excludes banks over $10 billion.
(2) Data for the year ended December 31, 2016.

MVB FINANCIAL

STRONG TRACK RECORD OF GROWTH

Total Assets ($M)

MVB CAGR: 22%
Median Peer CAGR: 10% (1)


$230
$259
$353
$414
$533
$727
$987
$1,110
$1,384
$1,418
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y

Net Loans HFI ($M)

MVB CAGR: 22%
Median Peer CAGR: 9% (1)


Growth has been organic outside $93M in acquired loans (2)
$180
$201
$231
$292
$371
$442
$617
$792
$1,024
$1,044
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y

Total Deposits ($M)

MVB CAGR: 24%
Median Peer CAGR: 10% (1)


$157
$173
$265
$300
$391
$487
$696
$823
$1,012
$1,107
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y

Net Income to Common ($M)

MVB CAGR: 28%
Median Peer CAGR: 6% (1)


$1.3
$0.8
$1.4
$2.2
$2.7
$4.0
$3.9
$1.7 (3)
$6.2
$11.8 (4)
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y

Source: SEC filings and SNL Financial.

(1) Peers defined as public banks headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion.
(2) Based on $18.2M loans acquired through the acquisition of two Susquehanna branches and $74.3M loans acquired 12/3/2013.
(3) 2014 included $1.0 million in non-recurring costs and expenses related to bank and mortgage build-out.
(4) 2016 Included $3.9 million of income from discontinued operations relating to the sale of the insurance business.

EXCEPTIONAL ASSET QUALITY SUPPORTED BY ROBUST CAPITAL POSITION

NPAs / Assets



0.4% 0.9% 1.6% 2.3% 2.0% 1.9% 1.6% 1.3% 1.1% 0.9%
0.2% 0.7% 0.6% 0.8% 0.7% 0.5% 0.1% 0.9% 0.8% 0.5%
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y

Tier 1 Ratio



12.7% 13.9% 13.2% 12.7% 13.7% 14.1% 14.6% 13.4% 13.3% 12.6%
11.8% 11.7% 10.9% 11.0% 13.9% 11.4% 13.0% 12.0% 9.5% 11.9%
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y

NCOs / Avg Loans



0.1% 0.2% 0.4% 0.5% 0.5% 0.5% 0.3% 0.3% 0.1% 0.1%
0.0% 0.2% 0.2% 0.3% 0.3% 0.4% 0.3% 0.2% 0.1% 0.2%
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y

Total Capital Ratio



13.6% 15.0% 14.3% 14.0% 15.0% 15.2% 15.6% 14.8% 14.5% 13.6%
12.8% 12.6% 11.8% 11.9% 14.8% 12.3% 13.8% 16.4% 12.9% 15.4%
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y

■ MVBF ■ Peers[(1)]

Note: Nonperforming assets include nonaccruals, OREO & 90+ past due.

Source: SEC Filings and SNL Financial.

(1) Peers defined as public banks headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion.

WEST VIRGINIA DEPOSITS RANKINGS BY YEAR


Year
2016
7 th
2015
8 th
2014
9 th
2013
10 th
2012
11 th
2011
14 th
2010
16 th
Ranking:
21
16
11
6
1

Source: FDIC.GOV (as of June 30th each year)

MVB MORTGAGE VOLUME ANALYSIS

Historical Volume Comparison ($M) (1)


$1,012
$838
$1,339
$1,643
2013Y
2014Y
2015Y
2016Y

2016 Dollar Volume by State(1)


VA 57%
NC/SC 20%
WV 8%
DC 7%
MD 7%
Other 1%

Historical Mortgage Fee Income ($M)


$21
2.04%
2.33%
$18
$30
2.54%
$36
2.38%
2013Y
2014Y
2015Y
2016Y
Mortgage Fee Income
Gain on Sale Margin

2016 Volume by Transaction Type (2)


Const & Bridge 14%
Purchase 48%
Re-finance 38%

Source: Company documents;.
(1) Volume displayed by dollars closed.
(2) Volume displayed by number of loans closed.

NOTABLE MILESTONES 2016

- **Record earnings year** (2016)
- **Sale of MVB Insurance** (2016)
- **Successful $22M Capital Raise** - New investors (2016)
- **Repaid the $8.5M SBLF Funding Commitment** (Q1 2017)
- **Oversubscribed Rights Offering ($5M)** (Q2 2017)
- **New Core System Implementation -** Jack Henry (Q2 2017)
- **Regulatory Approval for 2 New Branches** - Opening in 2017
  - Leesburg, VA
  - Suncrest, Morgantown, WV
- **Changing landscape** (2016 – 2017)
  - New Administration
  - Operating in a “rising rate environment”
- **Community Reinvestment Act (CRA) activities** (2016 – 2017)

BauerFinancial, Inc., recognized MVB Bank as a 5-Star Superior bank, indicating safety, soundness and financial strength. **Through end of 2016, this has been rewarded to MVB for 23 consecutive quarters.**

<u>Board of Directors Changes</u>

Our sincere appreciation for their Board service from departing members **Gayle C. Manchin, Nitesh S. Patel** & **Jimmy D. Staton.**

We welcome new Board member **Gary LeDonne**, a retired partner in the Big 4 accounting firm EY, now an Executive in Residence and professor at WVU.

MVB PLANNING 2017-2019

1. **CLIENT EXPERIENCE & DEVELOPMENT**
2. **CULTURE** (work environment, organization, roles & responsibilities, scalability)
3. **PROFITABILITY** (core net earnings, organic and M&A growth)
4. **DEPOSIT GROWTH** (focus on non-interest bearing deposits)
5. **LOAN GROWTH & DIVERSITY**
6. **EFFICIENCY** (improving efficiency ratio, process improvement)
7. **CAPITAL MANAGEMENT**
8. **CROSS COMPANY SYNERGY** (productive referral systems among bank, mortgage, LSP)
9. **TALENT & TEAM DEVELOPMENT** (pay for performance, succession plans, quality hires)
10. **"FINTECH" DISRUPTION** (adapt to, embrace, leverage opportunities for MVB)

MVB

FOCUS

- ✓ Margins
- ✓ Cost of funds
- ✓ Lending Rates
- ✓ Efficiency Ratio

Attractive Valuation (P/2018E EPS)

MVB vs. Peers [(1)]



Median: 15.4x
10.0x
11.0x
12.4x
13.2x
13.9x
15.0x
15.4x
15.5x
15.6x
15.7x
16.5x
17.5x
MVBF
SMMF
SHBI
OLBK
ESXB
ANCX
AMNB
FVCB
NKSH
SONA
TCFC
HBMD

Source: SNL Financial, Factset

(1) Peers defined as public banks headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $750 million and $2.0 billion.

THANK YOU

QUESTION & ANSWER SESSION

IR.MVBbanking.com
844-MVB-BANK

MVB FINANCIAL